UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

March 5, 2014

Omni Bio Pharmaceutical, Inc.

(Exact Name of Registrant as Specified in its Charter)

Colorado	000-52530	20-8097969
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5350 South Roslyn, Suite 430, Greenwood Village, CO	80111
(Address of Principal Executive Offices)	(Zip Code)

(303) 867-3415
(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 5, 2014, Robert C. Ogden tendered his resignation as Chief Financial Officer of Omni Bio Pharmaceutical, Inc. (the “Company”), effective as of March 28, 2014. Mr. Ogden will continue to serve in his current capacity until the effective date of his resignation. The Company has initiated a search for Mr. Ogden's successor.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Omni Bio Pharmaceutical, Inc.

Date: March 7, 2014

By: /s/ Bruce E. Schneider
Bruce E. Schneider
Chief Executive Officer